                                                                    EXHIBIT 10.7

                         BIOMARIN PHARMACEUTICAL INC.

            AMENDED AND RESTATED FOUNDER'S STOCK PURCHASE AGREEMENT


     THIS AGREEMENT (the "Agreement") is made between Christopher Starr (the "Purchaser") and BIOMARIN PHARMACEUTICAL INC. (the "Company") as of October 1, 1997.

     WHEREAS the Purchaser is an employee of the Company, and the Purchaser's continued participation is considered by the Company to be important for the Company's continued growth; and

     WHEREAS the Company granted the Purchaser the right to purchase four hundred thousand (400,000) shares of the Company's common stock (the "Shares");

     NOW THEREFORE, the parties agree as follows:

     1.   Sale of Stock. The Company hereby agrees to sell to the Purchaser and
          -------------
the Purchaser hereby agrees to purchase the Shares at a price of $1.00 per Share on the terms and conditions contained herein, for an aggregate purchase price of $400,000.00.

     2.   Payment of Purchase Price. The aggregate purchase price for the
          -------------------------
Shares may be paid by delivery to the Company at the time of execution of this Agreement of cash, a check, promissory note (in the form attached hereto as Exhibit A), or some combination thereof.
---------

     3.   Repurchase Option and Sale Rights.
          ---------------------------------

          (a)  Company's Repurchase Option. In the event the Purchaser ceases to
               ---------------------------
be an employee for any or no reason (including death or disability) before all of the Shares are released from the Company's Repurchase Option (see Section 4), the Company shall, upon the date of such termination (as reasonably fixed and determined by the Company) have the right, but not the obligation (except as provided in Section 3(b) below) (the "Repurchase Option"), for a period of sixty
(60) days from such date, to repurchase up to that number of shares which constitute the Unreleased Shares (as defined in Section 4) at the original purchase price per share, plus any interest paid to the Company by the Purchaser with respect to the Shares (the "Repurchase Price"). The Repurchase Option shall be exercised by the Company by delivering written notice to the Purchaser or the Purchaser's executor (with a copy to the Escrow Holder) AND, at the Company's option, (i) by delivering to the Purchaser or the Purchaser's executor a check in the amount of the aggregate Repurchase Price, or (ii) by canceling an amount of the Purchaser's indebtedness to the Company equal to the aggregate Repurchase Price, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals the aggregate Repurchase Price. Upon delivery of such notice and the payment of the aggregate Repurchase Price, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company.

          (b)  Purchaser's Sale Rights. In the event the Purchaser's employment
               -----------------------
is terminated by the Company for any or no reason (including death or disability), the Purchaser shall, upon the date of such termination (as reasonably fixed and determined by the Company) have the right, but not the obligation (the "Sale Right"), for a period of sixty (60) days from such date, to sell to the Company, and the Company shall have the obligation to purchase from the Purchaser, the Shares at the lower of the original purchase price per share or the then current market value per share, plus any interest paid to the Company by the Purchaser with respect to the Shares (the "Sale Price"). The Sale Right may be exercised by the Purchaser by delivering written notice to the Company (with a copy to the Escrow Holder). At the Company's option, it shall pay the Sale Price to the Purchaser (i) by delivering to the Purchaser or the Purchaser's executor a check in the amount of the aggregate Sale Price, or (ii) by canceling an amount of the Purchaser's indebtedness to the Company equal to the aggregate Sale Price, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals the aggregate Sale Price. Upon delivery of such notice and the payment of the aggregate Sale Price, the Company shall become the legal and beneficial owner of the Shares being purchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being purchased by the Company.

          (c) Whenever the Company shall have the right or the obligation to repurchase or purchase Shares hereunder, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations to exercise all or a part of the Company's purchase rights or obligations under this Agreement and purchase all or a part of such Shares. If the fair market value of the Shares to be purchased on the date of such designation or assignment (the "FMV") exceeds the aggregate Repurchase Price or Sale Price, as the case may be, of such Shares, then each such designee or assignee shall pay the Company cash equal to the difference between the FMV and the aggregate Repurchase Price or Sale Price, as the case may be, of such Shares.

     4.   Release of Shares From Repurchase Option.
          ----------------------------------------

          (a) Thirty-five percent (35%) of the Shares shall not be subject to the Repurchase Option, fifteen percent (15%) of the Shares shall be released from the Repurchase Option at the end of the first year of employment, and 1/24 of the remaining 50% of the Shares shall be released from the Repurchase Option at the end of each month after one year from the date of grant, provided that
--------------------------------------------------------------
the Purchaser does not cease to be an employee prior to the date of any such release.

          (b) Immediately prior to a Change of Control (as defined below), fifty percent (50%) of the Shares that have not been released from the Repurchase Option, as of such time, shall be released from the Repurchase Option. The remaining Shares that have not yet been released from the Repurchase Option shall be released from the Repurchase Option pursuant to Section 4(a).

     For purposes of this Agreement, a "Change of Control" means the happening of any of the following:

               (i) When any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), other than the Company, a subsidiary of the Company or a Company employee benefit plan, including any trustee of such plan acting as trustee, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors; or

               (ii) The effective date of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the shareholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

          (c) Any of the Shares that have not yet been released from the Repurchase Option are referred to herein as "Unreleased Shares."

          (d) The Shares that have been released from the Repurchase Option shall be delivered to the Purchaser at the Purchaser's request (see Section 6).

          (e) Shares released from the Company's Repurchase Option remain subject to the Company's Right of First Refusal described in Section 7.

     5.   Restriction on Transfer. Except for the escrow described in Section 6
          -----------------------
or the transfer of the Shares to the Company or its assignees contemplated by this Agreement, none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until such Shares are released from the Company's Repurchase Option in accordance with the provisions of this Agreement, other than by will or the laws of descent and distribution.

     6.   Escrow of Shares.
          ----------------

          (a) To ensure the availability for delivery of the Purchaser's Unreleased Shares upon repurchase by the Company pursuant to the Repurchase Option, the Purchaser shall, upon execution of this Agreement, deliver and deposit with an escrow holder designated by the Company (the "Escrow Holder") the share certificates representing the Unreleased Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit B. The
                                                            ---------
Unreleased Shares and stock assignment shall be held by the Escrow Holder, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached hereto as Exhibit C, until such time as the Company's Repurchase Option expires.
          ---------
As a further condition to the Company's obligations under this Agreement, the Company may require the spouse of

Purchaser, if any, to execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit D.

          (b) The Escrow Holder shall not be liable for any act it may do or omit to do with respect to holding the Unreleased Shares in escrow while acting in good faith and in the exercise of its judgment.

          (c) If the Company or any assignee exercises the Repurchase Option hereunder, the Escrow Holder, upon receipt of written notice of such exercise from the proposed transferee, shall take all steps necessary to accomplish such transfer.

          (d) When the Repurchase Option has been exercised or expires unexercised or a portion of the Shares has been released from the Repurchase Option, upon request the Escrow Holder shall promptly cause a new certificate to be issued for the released Shares and shall deliver the certificate to the Company or the Purchaser, as the case may be.

          (e) Subject to the terms hereof, the Purchaser shall have all the rights of a stockholder with respect to the Shares while they are held in escrow, including without limitation, the right to vote the Shares and to receive any cash dividends declared thereon. If, from time to time during the term of the Repurchase Option, there is (i) any stock dividend, stock split or other change in the Shares, or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which the Purchaser is entitled by reason of the Purchaser's ownership of the Shares shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as "Shares" for purposes of this Agreement and the Repurchase Option.

     7.   Company's Right of First Refusal. Before any Shares that are held by
          --------------------------------
Purchaser or any transferee (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignees(s) shall have a right of first refusal to purchase the Shares (the "Right of First Refusal") on the terms and conditions set forth below.

          (a)  Notice of Proposed Transfer. The Holder shall deliver to the
               ---------------------------
Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (the "Proposed Transferee"); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the "Offered Price"), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

          (b)  Exercise of Right of First Refusal. At any time within thirty
               ----------------------------------
(30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

          (c)  Purchase Price. The purchase price (the "Purchase Price") for the
               --------------
Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

          (d)  Payment. Payment of the Purchase Price shall be made, at the
               -------
option of the Company or its assignee(s), in cash, by check, by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of purchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

          (e)  Holder's Right to Transfer. If all of the Shares proposed in the
               --------------------------
Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred twenty (120) days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Agreement shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not trans ferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

          (f)  Exception for Certain Family Transfers. Anything to the contrary
               --------------------------------------
contained in this Section notwithstanding, the transfer of any or all of the Shares during the Purchaser's lifetime or on the Purchaser's death by will or intestacy to the Purchaser's immediate family or a trust for the benefit of the Purchaser's immediate family shall be exempt from the provisions of this Section, provided that the Purchaser notifies the Company in writing within thirty (30) days of said transfer. "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Agreement, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

          (g)  Termination of Right of First Refusal. The Right of First
               -------------------------------------
Refusal shall terminate as to any Shares upon the date of the first sale of common stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act").

     8.   Legends; Investment Intent.
          --------------------------

          (a) The share certificate evidencing the Shares, if any, issued hereunder shall be endorsed with the following legends, or legends substantially equivalent thereto (in addition to any legend required under applicable state securities laws):

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN
          REGISTERED UNDER THE ACT AND MAY NOT BE OFFERED,
          SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR
          HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER
          THE ACT OR, IN THE OPINION OF COUNSEL IN FORM AND
          SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE
          SECURITIES, SUCH OFFER, SALE, TRANSFER, PLEDGE OR
          HYPOTHECATION IS IN COMPLIANCE THEREWITH.

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER, A RIGHT OF REPURCHASE AND A RIGHT OF FIRST REFUSAL AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

          (b)  Market Standoff. Purchaser hereby agrees that, if so requested
               ---------------
Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Act, Purchaser shall not sell or otherwise transfer any Shares or other securities of the Company during such period as the Company and the representatives of the underwriters may request (not to exceed 180 days) following the effective date of any registration statement of the company filed under the Act for an underwritten public offering.

          (c)  Refusal to Transfer. The Company (i) shall not be required to
               -------------------
transfer on its books, or may issue appropriate "stop transfer" instructions to its transfer agents, if any, with respect to any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement, and (ii) the Company shall not be required to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

          (d)  Investment Intent. Purchaser shall, if required by the Company,
               -----------------
concurrently with the execution of this Agreement, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit F.

     8.   Adjustment for Stock Split. All references to the number of Shares
          --------------------------
and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.

     9.   Tax Consequences. The Purchaser has reviewed with the Purchaser's own
          ----------------
tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contem plated by this Agreement. The Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Purchaser understands that the Purchaser

(and not the Company) shall be responsible for the Purchaser's own tax liability that may arise as a result of the transactions contemplated by this Agreement. The Purchaser understands that Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income the difference between the purchase price for the Shares and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" includes the right of the Company to buy back the Shares pursuant to the Repurchase Option. The Purchaser understands that the Purchaser may elect to be taxed at the time the Shares are purchased rather than when and as the Repurchase Option expires by filing an election under Section 83(b) of the Code with the IRS within 30 days from the date of purchase. The form for making this election is attached as Exhibit E hereto.

     THE PURCHASER ACKNOWLEDGES THAT IT IS THE PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PURCHASER'S BEHALF.

     10.  General Provisions.
          ------------------

          (a)  Choice of Law; Entire Agreement. This Agreement shall be governed
               -------------------------------
by the internal substantive laws, but not the choice of law rules, of California. This Agreement represents the entire agreement between the parties with respect to the purchase of the Shares by the Purchaser.

          (b)  Notices. Any notice, demand or request required or permitted to
               -------
be given by either the Company or the Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth below or such other address as a party may request by notifying the other in writing:

               BIOMARIN PHARMACEUTICAL INC.
               11 Pimintel Court
               Novato, California 94929

          Any notice to the Escrow Holder shall be sent to the Company's address with a copy to the other party hereto.

          (c)  Successors. The rights of the Company under this Agreement shall
               ----------
be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of the Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

          (d)  Waiver. Either party's failure to enforce any provision of this
               ------
Agreement shall not in any way be construed as a waiver of any such provision, nor prevent that party from thereafter enforcing any other provision of this Agreement. The rights granted both parties hereunder are cumulative and shall not constitute a waiver of either party's right to assert any other legal remedy available to it.

          (e)  Further Documents. The Purchaser agrees upon request to execute
               -----------------
any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement, including (but not limited to) Exhibits A through F to this Agreement.

          (f)  Severability. Should any provision of this Agreement be found to
               ------------
be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

          (g) PURCHASER ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 4 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED OR PURCHASING SHARES HEREUNDER). PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH PURCHASER'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE PURCHASER'S RELATIONSHIP AS AN EMPLOYEE AT ANY TIME, WITH OR WITHOUT CAUSE.

     By Purchaser's signature below, Purchaser represents that he or she is familiar with the terms of this Agreement, and hereby accepts this Agreement subject to all of the terms and provisions thereof. Purchaser has read this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Purchaser agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under this Agreement. Purchaser further agrees to notify the Company upon any change in the residence indicated in Section 11.

DATED:  October 1, 1997

PURCHASER:                                BIOMARIN PHARMACEUTICAL INC.

/s/ Christopher Starr                     /s/ John Klock
-------------------------------           --------------------------------------
Christopher Starr                         By: John Klock, President,
                                          Chief Financial Officer and Secretary

                                   EXHIBIT A
                                   ---------

                                     NOTE


$400,000.00                                                   Novato, California

                                                                 October 1, 1997

     FOR VALUE RECEIVED, Christopher Starr promises to pay to BIOMARIN PHARMACEUTICAL INC., a Delaware corporation (the "Company"), or order, the principal sum of four hundred thousand dollars ($400,000.00), together with interest on the unpaid principal hereof from the date hereof at the rate of six percent (6%) per annum, compounded semiannually.

     Principal and interest shall be due and payable on October 1, 2000. Payment of principal and interest shall be made in lawful money of the United States of America. Payment will be applied first towards unpaid interest and then towards unpaid principal. The undersigned may at any time prepay all or any portion of the principal or interest owing hereunder.

     This Note is subject to the terms of the Founder's Stock Purchase Agreement, dated as of October 1, 1997. This Note is secured in part by a pledge of the Company's Common Stock under the terms of a Security Agreement of even date herewith and is subject to all the provisions thereof.

     The holder of this Note shall have full recourse against the undersigned, and shall not be required to proceed against the collateral securing this Note in the event of default. The holder of this Note hereby waives presentment, notice of non-payment, notice of dishonor, protest, demand and diligence.

     In the event the undersigned shall cease to be an employee, director or consultant of the Company for any reason, or the undersigned shall be in default under the terms of the Security Agreement attached hereto as Exhibit A-1, this
                                                            ------------
Note shall be automatically accelerated, and the whole unpaid balance on this Note of principal and accrued interest shall be immediately due and payable.

     Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned.


                                                 _______________________________
                                                 Christopher Starr

                                   EXHIBIT B
                                   ---------

                              SECURITY AGREEMENT

     This Security Agreement is made as of October 1, 1997 between BIOMARIN PHARMACEUTICAL INC., a Delaware corporation ("Pledgee"), and Christopher Starr ("Pledgor").

                                   Recitals
                                   --------

     Pursuant to Pledgor's election to purchase shares under the Founder's Stock Purchase Agreement dated October 1, 1997 (the "Purchase Agreement"), between Pledgor and Pledgee, and Pledgor's election under the terms of the Purchase Agreement to pay for such shares with his promissory note (the "Note"), Pledgor has purchased 924,494 shares of Pledgee's Common Stock (the "Shares") at a price of $1.00 per share, for a total purchase price of $400,000.00.

     NOW, THEREFORE, it is agreed as follows:

     1.   Creation and Description of Security Interest.  In consideration of
          ---------------------------------------------
the transfer of the Shares to Pledgor under the Purchase Agreement, Pledgor, pursuant to the California Commercial Code, hereby pledges all of such Shares (herein sometimes referred to as the "Collateral") represented by certificate number ______, duly endorsed in blank or with executed stock powers, and herewith delivers said certificate to the Secretary of Pledgee ("Pledgeholder"), who shall hold said certificate subject to the terms and conditions of this Security Agreement.

     The pledged stock (together with an executed blank stock assignment for use in transferring all or a portion of the Shares to Pledgee if, as and when required pursuant to this Security Agreement) shall be held by the Pledgeholder as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by Pledgor pursuant to the terms of the Purchase Agreement, and the Pledge holder shall not encumber or dispose of such Shares except in accordance with the provisions of this Security Agreement.

     2.   Pledgor's Representations and Covenants.  To induce Pledgee to enter
          ---------------------------------------
into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

          a.   Payment of Indebtedness.  Pledgor will pay the principal sum of
               -----------------------
the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

          b.   Encumbrances.  The Shares are free of all other encumbrances,
               ------------
defenses and liens, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

          c.   Margin Regulations.  In the event that Pledgee's Common Stock is
               ------------------
now or later becomes margin-listed by the Federal Reserve Board and Pledgee is classified as a "lender" within the meaning of the regulations under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G"), Pledgor agrees to cooperate with Pledgee in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

     3.   Voting Rights.  During the term of this pledge and so long as all
          -------------
payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

     4.   Stock Adjustments.  In the event that during the term of the pledge
          -----------------
any stock dividend, reclassification, readjustment or other changes are declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee under the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

     5.   Options and Rights.  In the event that, during the term of this
          ------------------
pledge, subscription options or other rights or options shall be issued in connection with the pledged Shares, such rights and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the Shares pledged.

     6.   Default.  Pledgor shall be deemed to be in default of the Note and of
          -------
this Security Agreement in the event:

          a. Payment of principal or interest on the Note shall be delinquent for a period of 10 days or more;

          b. Pledgor fails to perform any of the covenants set forth in the Purchase Agreement or contained in this Security Agreement for a period of 10 days after written notice thereof from Pledgee; or

          c. Pledgor ceases to be an employee, director or consultant of the Company.

     In the case of an event of Default, as set forth above, the principal and all accrued interest under the Note shall become immediately due and payable in full. Pledgee shall thereafter be entitled to pursue its remedies under the California Commercial Code.

     7.   Release of Collateral.  Subject to any applicable contrary rules under
          ---------------------
Regulation G, there shall be released from this pledge a portion of the pledged Shares held by Pledgeholder hereunder upon payments of the principal of the Note. The number of the pledged Shares which shall be released shall be that number of full Shares which bears the same proportion to the initial number of Shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note.

     8.   Withdrawal or Substitution of Collateral.  Pledgor shall not sell,
          ----------------------------------------
withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

     9.   Term.  The within pledge of the Shares shall continue until the
          ----
payment of all indebtedness secured hereby, at which time the remaining pledged stock shall be promptly delivered to Pledgor, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 7 above.

     10.  Insolvency.  Pledgor agrees that if a bankruptcy or insolvency
          ----------
proceeding is instituted by or against it, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

     11.  Pledgeholder Liability.  In the absence of willful or gross
          ----------------------
negligence, Pledgeholder shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder.

     12.  Invalidity of Particular Provisions.  Pledgor and Pledgee agree that
          -----------------------------------
the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

     13.  Successors or Assigns.  Pledgor and Pledgee agree that all of the
          ---------------------
terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

     14.  Governing Law.  This Security Agreement shall be interpreted and
          -------------
governed under the internal substantive laws, but not the choice of law rules, of California.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



     "PLEDGOR"                               _________________________________
                                             Signature

                                             Christopher Starr


                Address:                     _________________________________

                                             _________________________________


     "PLEDGEE"                               BIOMARIN PHARMACEUTICAL INC.,
                                             a Delaware corporation


                                             _________________________________
                                             Signature
                                             _________________________________
                                             John Klock
                                             _________________________________
                                             President, Chief Financial Office
                                             Secretary

     "PLEDGEHOLDER"                          _________________________________
                                             Secretary of
                                             BIOMARIN PHARMACEUTICAL INC.

                     ASSIGNMENT SEPARATE FROM CERTIFICATE


     FOR VALUE RECEIVED I, Christopher Starr, hereby sell, assign and transfer unto __________________________________________________ (__________) shares of the Common Stock of ____________________standing in my name of the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint______________to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.


     This Stock Assignment may be used only in accordance with the Founders Stock Purchase Agreement (the "Agreement") between________________________ and the undersigned dated ______________,19__.


Dated: _______________,19__


                                     Signature:______________________________



INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise the Repurchase Option, as set forth in the Agreement, without requiring additional signatures on the part of the Purchaser.

                                   EXHIBIT C
                                   ---------

                           JOINT ESCROW INSTRUCTIONS
                           -------------------------


                                                                 October 1, 1997

Corporate Secretary
BIOMARIN PHARMACEUTICAL INC.
11 Pimintel Court
Novato, CA 95054


Dear Sir or Madam:

     As Escrow Agent for both BIOMARIN PHARMACEUTICAL INC., a Delaware corporation (the "Company"), and the undersigned purchaser of stock of the Company (the "Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Founders Stock Purchase Agreement ("Agreement") between the Company and the undersigned, in accordance with the following instructions:

     1. In the event the Company and/or any assignee of the Company (referred to collectively as the "Company") exercises the Company's Repurchase Option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transac tion contemplated by such notice in accordance with the terms of said notice.

     2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company's Repurchase Option.

     3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

     4. Upon written request of the Purchaser, but no more than once per calendar year, unless the Company's Repurchase Option has been exercised, you shall deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Company's Repurchase Option. Within 90 days after Purchaser ceases to be an employee, you shall deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company's Repurchase Option.

     5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

     6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

     7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

     8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

     10. You shall not be liable for the outlawing of any rights under the statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

     11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

     12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

     13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

     14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

     15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto.

          COMPANY:            BIOMARIN PHARMACEUTICAL INC.
                              11 Pimintel Court
                              Novato, CA  95054

          PURCHASER:          Christopher Starr

                              __________________________________


                              __________________________________


          ESCROW AGENT:       Corporate Secretary
                              BIOMARIN PHARMACEUTICAL INC.
                              11 Pimintel Court
                              Novato, CA  95054

     16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

     17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

     18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the internal substantive laws, but not the choice of law rules, of California.

                              Very truly yours,

                              BIOMARIN PHARMACEUTICAL INC.



                              __________________________________________

                              John Klock, President, Chief Financial Officer and Secretary


                              PURCHASER:


                              __________________________________________
                              Christopher Starr

ESCROW AGENT:


____________________________
Corporate Secretary

                                   EXHIBIT D
                                   ---------

                               CONSENT OF SPOUSE
                               -----------------


     I, ____________________, spouse of ___________________, have read and approve the foregoing Founders Stock Purchase Agreement (the "Agreement"). In consideration of the Company's grant to my spouse of the right to purchase shares of BIOMARIN PHARMACEUTICAL INC., as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated: _______________, 19____


                              __________________________________________
                              Signature of Spouse

                                   EXHIBIT E
                                   ---------
                         ELECTION UNDER SECTION 83(b)
                         ----------------------------
                     OF THE INTERNAL REVENUE CODE OF 1986
                     ------------------------------------

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer's gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with his or her receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME:                TAXPAYER:        SPOUSE:

ADDRESS:

IDENTIFICATION NO.:  TAXPAYER:        SPOUSE:

TAXABLE YEAR:

2. The property with respect to which the election is made is described as follows: _______ shares (the "Shares") of the Common Stock of BIOMARIN PHARMACEUTICAL INC. (the "Company").

3.   The date on which the property was transferred is: ______________, 1997.

4.   The property is subject to the following restrictions:

     The Shares may be repurchased by the Company, or its assignee, upon certain events. This right lapses with regard to a portion of the Shares based on the continued performance of services by the taxpayer over time.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is:

6.   The amount (if any) paid for such property is:


The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked
--------------------------------------------------------------------------
except with the consent of the Commissioner.
-------------------------------------------

Dated:  ___________________, 1997 _____________________________________________
                                  Taxpayer


The undersigned spouse of taxpayer joins in this election.

Dated:  ___________________, 19___  ___________________________________________
                                    Spouse of Taxpayer

                                   EXHIBIT F
                                   ---------

                      INVESTMENT REPRESENTATION STATEMENT

PURCHASER :  Christopher Starr

COMPANY   :  BIOMARIN PHARMACEUTICAL INC.

SECURITY  :  COMMON STOCK

AMOUNT    :  $400,000.00

DATE      :  October 1, 1997

In connection with the purchase of the above-listed securities (the "Securities"), the undersigned Purchaser represents to the Company the following:

     (a) Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Purchaser is acquiring these Securities for investment for Purchaser's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Act").

     (b) Purchaser acknowledges and understands that the Securities constitute "restricted securities" under the Act and have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein. In this connection, Purchaser understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Purchaser's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future. Purchaser further understands that the Securities must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the Securities. Purchaser understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, a legend prohibiting their transfer without the consent of the Commissioner of Corporations of the State of California and any other legend required under applicable state securities laws.

     (c) Purchaser is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time the Securities are purchased by the Purchaser, the exercise will be exempt from registration under the Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three (3) month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

     In the event that the Company does not qualify under Rule 701 at the time the Securities are purchased by the Purchaser, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than two (2) years after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than three years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

     (d) Purchaser hereby agrees that if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Act, Purchaser shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period following the effective date of a registration statement of the Company filed under the Act; provided, however, that such restriction shall only apply to the first registration statement of the Company to become effective under the Act which include securities to be sold on behalf of the Company to the public in an underwritten public offering under the Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 180-day period.

     (e) Purchaser further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Purchaser understands that no assurances can be given that any such other registration exemption will be available in such event.

                                                ________________________________
                                                Christopher Starr

                                                Date:    October 1, 1997

                                      -2-